Exhibit 10.11   Lease Agreement with Credential Leasing

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                                                             [GRAPHIC OMITTED]

This sales agreement is entered into between Southcomm, Inc. with its principal office at 401 Commerce Way, Suite 101, Longwood, FL 32750, and

Name of Firm Corporate Relations                     Customer No.
Address        1947 Lee Road     Winter Park   Orange    FL             32789
hereinafter called "CUSTOMER."
In consideration of the mutual agreements herein contained, Southcomm, Inc. agrees to sell to CUSTOMER and CUSTOMER agrees to buy from Southcomm, Inc., a Communications System in accordance with the following terms and conditions:

1. Southcomm, Inc. SHALL provide equipment described in Schedule 11 attached hereto and made a part hereof.

2. Southcomm, Inc. Shall install the equipment at 1377 Long island Motor Pkwy, Islandia, NY 11788

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City/Township/Borough      Islandia        County                   State  NY
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RATE OF SALES TAX BY: City/Township/Borough   %   County   %  State   8.25 %

IF Customer is exempt from tax, insert tax exemption number and attach tax exemption certificate: #

3. Southcomm, Inc. SHALL furnish all the necessary cable, wire, hardware, etc., including labor, for installation of the system (except the cost of concealing wires, furnishing or installing rigid or flexible conduit. wiremold, plenum cable (fire resistant) or the extra cost attributable to having to have the installation made by someone other than Southcomm, lnc's regular installation department), CUSTOMER agrees to obtain consent from his Landlord or the Building Owner to install the equipment and to assist Southcomm, Inc, in obtaining any other necessary approvals and permits. Southcomm, Inc. shall perform the installation in a neat and workmanlike manner, but CUSTOMER understands and agrees that the installation of the system sold hereunder may necessarily and unavoidably result in damage to the CUSTOMER's premises. CUSTOMER agrees that Southcomm, Inc. and its agents and employees will not be responsible for the repair of any damage to CUSTOMER's premises resulting from the installation of this system not resulting from Southcomm, Inc.'s negligence. If the equipment sold hereunder is not installed within six months through no fault of Southcomm, Inc., Southcomm, Inc. may, at its option, cancel this contract. In the event of cancellation of the contract to Southcomm, Inc. as set forth above, or cancellation by CUSTOMER prior to the beginning of installation for any reason other than default by Southcomm, Inc., Southcomm, Inc. shall be entitled to collect from CUSTOMER and CUSTOMER agrees to pay Southcomm, Inc. as fixed, settled and liquidated damages and not as a penalty. Customer's down payment up to a maximum of 10% of the cash selling price of the system.

4. CUSTOMER agrees that upon the Expiration of the one (1) year warranty period, all maintenance of the system required during the balance of the term of this Agreement will be provided only by Southcomm, Inc. and CUSTOMER agrees to pay Southcomm, Inc. for said maintenance on a time and material basis at Southcomm. Inc.'s then current rates. If this Agreement is accompanied by a Maintenance Agreement the warranty as set forth in paragraph 11 on the reverse side hereof shall apply and the Maintenance Agreement shall become effective in accordance with its terms.

5. Southcomm, Inc. SHALL NOT be responsible for loss of or damage to equipment installed pursuant to this Agreement for any reason whatsoever. Risk of loss shall pass to CUSTOMER as soon as the equipment is delivered by Southcomm, Inc. to CUSTOMER, so long as any financing hereunder remains outstanding. CUSTOMER shall insure the equipment against fire, theft, and other perils for its full insurable value, naming CUSTOMER and Southcomm, Inc., or its assignees, as insureds and shall have a Certificate of Insurance with a ton day notice of cancellation clause sent to Southcomm, Inc.

6. CUSTOMER agrees to pay Southcomm, Inc. as follows:


                                            CASH PRICE

                           Total Cash Price  .......................$ 21,976.00
                           Sales Tax  ..............................$  1,813.02
                           Total Contract ..........................$ 23,789.02
                  TO BE PAID AS FOLLOWS:
                           Down payment .......................$
                           At Cutover .........................$ 3rd party lease
                           Net Balance Due 10 Days after
                             Receipt of Invoice  ..............$
7. THE CONDITIONS OF SALE IN SCHEDULE 1 ON THE REVERSE SIDE OF THIS AGREEMENT IN
SCHEDULE 2 AND IN THE SCHEDULES LISTED BELOW WHICH ARE ATTACHED ARE AN INTEGRAL
PART OF THIS SALES AGREEMENT                               ,                 ,
                           ,                         .


B. -CUSTOMER, HAVING CAREFULLY READ ALL PROVISIONS OF THIS AGREEMENT, ACKNOWLEDGES RECEIPT OF AS COPY OF THIS AGREEMENT WHICH IS THE FINAL EXPRESSION OF THE AGREEMENT OF THE PARTIES, AND THE COMPLETE AND EXCLUSIVE STATEMENT OF THE TERMS AGREED UPON, ALL PRIOR AGREEMENTS AND UNDERSTANDINGS BEING MERGED HEREIN, AND THAT THERE ARE NO REPRESENTATIONS, WARRANTIES OR STIPULATIONS, EITHER ORAL OR WRITTEN NOT HEREIN CONTAINED. NO MODIFICATION OF THIS AGREEMENT MAY BE MADE EXCEPT BY A LIKE SIGNED AGREEMENT. THIS AGREEMENT SHALL NOT BE BINDING UPON Southcomm, Inc. UNTIL ACCEPTED BY AN AUTHORIZED OFFICER OF SOUTHCOK INC. AT ITS HOME OFFICE IN LONGWOOD, FLORIDA.

IN WITNESS WHEREOF, the patties hereto haw caused this Agreement to be properly executed intending that it shall be legally binding upon them and their respective successors and assigns.

Date of contract  4/15/98

Customer Corporate Relations Group, Inc.                      Southcomm, Inc

By

                Title                    Accepted by

Branch Name and No.            Block No.                  Sales Rep.


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PAGE 2

Southcomm, Inc                                                     SCHEDULE II
This Schedule II of Sales Agreements is made and entered into between Southcomm, Inc. with its principal office in Longwood, Florida, hereinafter called
"Southcomm, Inc." and    Corporate Relations Group, Inc. , hereinafter called
"CUSTOMER."


A.    GENERAL
A.1 This Schedule II describes the equipment and the materials to be provided by Southcomm, Inc. to the CUSTOMER under this
         Sales        Agreement and further defines obligations and requirements accepted by Southcomm, Inc. and the CUSTOMER as a part of this Agreement.
A.2 Notwithstanding any other statements made or implied herein, the CUSTOMER accepts and acknowledges his responsibility for coordinating the effort of building trades, employees, and other activities on his premises to insure that Southcomm, Inc. may deliver, safely store, install, test and repair the equipment described herein without delay or hindrance.

A.3 The equipment described herein is that which Southcomm, Inc. intends to provide. Southcomm, Inc. reserves the right however, to modify this list due to model or design change when in the sole opinion of Southcomm, Inc., these modifications are necessary, and the functional results are unchanged or improved.
A.4 Southcomm, Inc. reserves the right to supply, in connection with the installation, additional materials not specifically listed here, at no additional cost to the CUSTOMER, and the CUSTOMER acknowledges that these additional materials are subject to all terms of this Agreement.

B.    SYSTEM EQUIPMENTIFEATURE LISTING
         The following equipment will be provided and installed:

         Quantity              Equipment           Quantity           Equipment

         1  Inter-tel Axxess Cabinet               1      Applications processor
                                                          P.C.

         1  CPU/MEM, Option card                   1      Adminstrator Software

         1  Premium Software/50 units              4      Prewires

         1  T-1 Interface Card

         1  Central Ofc Line Card

         1  Central Ofc Daughter Card

         2  Digital Keyset Card

         1  Single Line Card

         2  Executive Phns

         2  60btn DSS/BLF

         18 Std. LCD Phones

C. FLOOR PLAN
         CUSTOMER is is not X required to provide Southcomm, Inc. with two sets of floor plans detailing conduit or ductwork, telephone closets or terminal boxes and equipment backboards. One floor plan will indicate the location of each item of station equipment. In addition, the location of each telephone will specify the telephone's type, color and line number. The second set of floor plans will be unmarked.

THE CONDITIONS APPEARING ON THE BACK OF THIS SCHEDULE ARE AN INTEGRAL PART OF THIS SCHEDULE JUST AS THOUGH THEY APPEARED IMMEDIATELY ABOVE THE CUSTOMER'S SIGNATURE.

         Corporate Relations Group, Inc.                          Jack Thomas

         1377 Long Island Motor Pkwy.

         Islandia, NY  11788




                                                                         4/15/98

                                                          LEASE APPLICATION

Credential Leasing Corp of Florida, Inc.    800-688-6088     561-369-2100
Fax 561-369-4700
1501 Corporate Drive, Suite 260, Boynton Beach. Florida 33426-6657
P.O. Box 116, Boynton Beach, Florida 33425-0116

LESSEE

Company  Corporate Relations Group, Inc.

Billing Address   1947 Lee Road  City   Winter Park  County   Orange  State   FL
         Zip     32789

Telephone   (407) 628-5700 Contact Person Kurt Ruthenbeck       Title

Nature of Business            Type of Business [ ] Non-Profit [ ] Proprietorship
                                               [ ] Partnership [] Corp. [ ]
No of years

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DESRIPTION OF EQUIPMENT:
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Inter-Tel Axxess 112 telephone System with (1) Cabinet, Applications P.C. and
    (20) Phones.

Equipment Cost  $21,976.00                 Total Price  $23,789.02 -includes tax

Lease Term  36 month   Purchase Option  10% Monthly Rental  $697.52
Advanced Rental  $1510.14

Location of Equipment      1377 Long Island Motor Pkwy., Islandia, NY  11788

PERSONAL INFORMATION ON OFFICERS, PARTNERS, OR GUARANTORS

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Name                    Title                               Social Security No.
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Home Address    City              State             Zip              Home Phone

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Name                     Title                               Social Security No.
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Home Address    City              State             Zip              Home Phone

BANK REFERENCES

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Name of Bank/Branch   City     State         Telephone                  Contact
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Checking Account Number                   Loan Account Number

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Name of Bank/Branch   City     State         Telephone                 Contact
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Checking Account Number                     Loan Account Number

TRADE/LEASING/FINANCE REFERNECES

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Name of Supplier   Account Number       Telephone Number               Contact
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Name of Supplier   Account Number       Telephone Number               Contact
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Vendor/Supplier   Southcomm, Inc.                Salesman         Jack Thomas

Telephone #:_(407) 834-0366           - Fax#: (407) 834-9505  Date: 4/1 5/98

The undersigned certifies that the above information given for credit purposes is true and correct and authorizes the firm or person to whom this application is made and any credit bureau or other investigative agency to investigate the references, statements, or other data listed or accompanying this application. The undersigned authorizes all parties contacted to release credit and financial information requested as a part of said investigation.

                                               By:
CHECKLIST

o Have all documents been completed in the legal business name and according to the approval?

o        Was the correct rate factor used?
o Advance rental check made payable to Credential Leasing Corp. of Florida, Inc. was tax included where applicable?
o If a personal guarantee was requested, did the same guarantor sign, and was the signature witnessed?

o Does the original invoice show model 0. serial $, and sold to Credential Leasing Corp. of Florida, Inc.?
o This is a legal document - cross outs and erasures are not acceptable, complete new document.

                                 LEASE AGREEMENT
                     CREDENTIAL LEASING CORP. OF FLORIDA, INC.
          1501 Corporate Drive, Suite 260, Boynton Beach, Florida 33426-6657

Lessee                                             Supplier:
  Name:    CORPORATE RELATIONS GROUP, INC.           Southcomm, Inc.
  Address: 1947 Lee Road                             401 Commerce Way, Suite 101
           Winter Park, FL  32789                    Longwood, FL  32750
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          EQUIPMENT DESCRIPTION: Model No, Catalog No., or other identification
------------------------------------------------------------------------------
                  Inter-Tel Axxess 112 Telephone System With:
(1)      cabinet
(1)      Applications processor PC
(20)     Telephone

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 SCHEDULE OF PAYMENTS                 PAYABLE AT SIGNING OF THE LEASE(check one)
 DURING ORIGINAL TERM OF LEASE        [X]  ADVANCE RENTAL FIRST AND LAST __1__
                                           TOTAL _$1,510.14
                                      [   ]  SECURITY DEPOSIT $_________
NUMBER OF MONTHS _36_
MONTHLY PAYMENT __$697.52____         [   ]  OTHER ______________________

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                                             TERMS AND CONDITIONS OF LEASE
 1. ORDERING EOUIPMENT. Lessee hereby requests Lessor to order the Equipment from the Supplier named above, to arrange for delivery to Lessee at Lessee's expense, to pay for the equipment after its delivery to Lessee or sooner if approved by Lessee in writing, arid to lease the Equipment to Lessee on the terms and conditions of this lease.

 2. LEASE AND ANY SCHEDULE HERETO. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Equipment described above and on any attached schedule (herein with all replacement parts, repairs, additions and accessories called ('Equipment on the terms and conditions on the face and reverse side hereof.

  3. DISCLAIMER OF WARRANTIES AND WAIVER OF DEFENSES.
     (a) NO WARRANTIES BY LESSOR. NEITHER BEING THE MANUFACTURER. NOR A SUPPLIER, NOR A DEALER IN THE EQUIPMENT. MAKES NO WARRANTY. EXPRESS OR IMPLIED. TO ANYONE. AS TO FITNESS FOR A PARTICULAR PURPOSE. MERCHANTABILITY, DESIGN, CONDITION, CAPACITY. PERFORMANCE OR ANY OTHER ASPECT OF THE EQUIPMENT OR ITS MATERIAL OR WORKMANSHIP. LESSOR FURTHER DISCLAIMS ANY LIABILITY FOR LOSS. DAMAGE OR INJURY TO LESSEE OR THIRD PARTIES AS A RESULT OF ANY DEFECTS. LATENT OR
OTHERWISE. IN THE EQUIPMENT WHETHER ARISING FROM LESSOR'S NEGLIGENCE OR APPLICATION OF THE LAWS OF STRICT LIABILITY. AS TO LESSOR. LESSEE LEASES THE EQUIPMENT 'AS IS', LESSEE HAS SELECTED THE SUPPLIER OF THE EQUIPMENT AND ACKNOWLEDGES THAT LESSOR HAS NOT RECOMMENDED SUPPLIER. LESSOR SHALL HAVE NO OBLIGATION TO INSTALL. MAINTAIN. ERECT. TEST. ADJUST OR SERVICE THE EQUIPMENT. LESSEE AGREES TO INSTALL, MAINTAIN AND SERVICE THE EQUIPMENT OR CAUSE THE SAME TO BE PERFORMED BY QUALIFIED THIRD PARTIES. IF THE EQUIPMENT IS UNSATISFACTORY FOR ANY REASON, LESSEE SHALL MAKE CLAIM ON ACCOUNT THEREOF SOLELY AGAINST SUPPLIER. AND ANY OF SUPPLIER'S VENDORS. AND SHALL NEVERTHELESS PAY LESSOR ALL RENT PAYABLE UNDER THE LEASE.
     (b) LESSOR HEREBY ASSIGNS TO LESSEE. SOLELY FOR THE PURPOSE OF PROELUTING SUCH A CLAIM. ALL OF: THE RIGHTS WHICH LESSOR MAY HAVE AGAINST SUPPLIER AND
SUPPLIERS VENDORS FOR BREACH OF  WARRANTY OR OTHER REPRESENTATIONS RES-
PECTING THE EQUIPMENT.   (C)  LESSEE ACKNOWLEDGES LESSOR'S INTENT TO ASSIGN THIS
 LEASE ANO/OR THE ~LNTALS DUE HEREUNDER AND LESSEE AGREES THAT NO ASSIGNEE
OF LESSOR SHALL BE BOUND TO PERFORM ANY OUTY. COVENANT OR CONDITION OR
 WARRANTY
     Accepted in Florida:
     (D) REGARDLESS OF CAUSE. LESSEE WILL NOT ASSERT ANY CLAIM WHATSOEVER AGAI ST LESSOR FOR LOSS OF ANTICIPATORY PROFITS OR ANY OTHER INDIRECT. SPECIAL ORCONSEQUENTIAL DAMAGES. NOR SHALL LESSOR BE RESPONSIBLE FOR ANY DAMAGES OR COSTS Which MAY BE ASSESSED AGAINST LESSEE IN ANY ACTION FOR INFR INGEMENT OF:
ANY UNITED STATES LETTERS PATENT. LESSOR MAKES NO WARRANTY AS TO THE TREATMENT OF THIS LEASE. FOR TAX OR ACCOUNTING PURPOSES.
     (e) Notwithstanding any fees which may be d by Lessor to Supplier or any agent of Supplier. Lessee understands and agrees J:I neither Supplier nor any agent of Supplier is an agent of Lessor or is authorized to waive or after any term or condition of this lease.

4. NON-CANCELLABLE LEASE- THIS LEASE CANNOT BE CANCELLED BY LESSEE DURING THE TERM HEREOF. 5. TERM AND RENT. The lease term shall commence as of the date that any of me Equipment is delivered to Lessee or Lessee's Agent or consigned to a carrier for shipment to Lessee or Lessee's Agent (Commencement Date). The term shall continue until the obligations of the Lessee under the lease shall have been truly performed. Advance rentals shall not be refundable if the lease term for any reason does not commence or if this lease is duly, terminated by Lessor. The installments of rent shall be payable periodically in advance as indicated above. It* first such payment being due on the Commencement Date, or such later date as Lessor designates in writing, and subsequent payments due on the same day of each successive rent Period thereafter until the balance of the rent and any additional rent or expenses chargeable to Lessee under this lease shall have been paid in full. If a security deposit is indicated above. the same shall be held by lessor to secure me faithful performance of the lease and small be refunded to Lessee at the satisfactory expiration of the lease without interest.

                            SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS
WHICH ARE PART OF THIS LEASE.

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LESSOR : Credential Leasing Corp of Florida, Inc CORPORATE RELATIONS GROUP, INC.

By:________________________                    By:____________________________
Date:______________________                    _______________________________

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     To  Induce   Lessor  to  enter  into  the  within  Lease  the   undersigned
     unconditionally guarantee to Lessor the prompt-payment when due of all of Lessee's obligations to Lessor under the Lease Lessor shall not be required to proceed against Lessee or the Equipment or enforce any other remedy before proceeding against the undersigned. The undersigned agrees to pay all attorneys' fees and other expenses; Incurred by Lessor by reason of default by Lessee or the undersigned. The undersigned waives notice of acceptance hereof and of all other notices or demands of any kind to which the undersigned may be entitled. The undersigned consorts to any extensions or modifications granted to Lessee and the release and/or compromise of any obligations of Lessee or any other obligors and guarantors without In any way releasing the undersigned from his or her obligation naiCroundoc This is a continuing Guaranty and shall not be discharged or affected by death of the undersigned. "I bind the heirs. administrators. representatives, successors and assigns of undersigned. and may be enforced by or for the benefit of any assignee or solicitor of Lessor. The undersigned agrees that in the event of any litigation filing from the subject matter of this liability shall be brought. at Lessor's option, in a court of rorniow tent )udedimion in o4hor Patirn Eissich or Broward County. Florida- The undefsonsid further agree to be bound by all of the terms and conditions of the Lease Agreement as it a Lessee and agree shall be font and several won the Losia". Tt*, personal guaranty small extend to any fund all other Lessee heretofore or hereafter executed between the Lessor and any Of the hfh. unleas spocilrallili excluded In willing. This personal guaranty small confinuo In onect urail lerfrinated In nfing by the Personal Guarantor: and in that event &hail rot release the Personal Guarantor from kabilky to( any Lease Agreement before or within 30 days after Leesors receipt of such Notice of Termination.

    X                                           X
    WITNESS SIGNATURE       DATED    PERSONAL GUARANTOR SIGNATURE   DATED
    X                                           X
    WITNESS - SIGNATURE     DATED    I GUARANTOR SIGNATURE          DA TIE D

6. FINANCE LEASE STATUS: The parties agree that this lease is a "Financial Lease" as deemed in Article 2A of The Uniform Commercial Code in such jurisdictions where the same 13 in effect. Lessee acknowledges either (a) that Lessee has reviewed and approved any written Supply Contract (as defined in said Article ZA) covering the Equipment purchased from the Supplier (as defined in Said Article 2A) thereof for lease to Lessee or (b) that Lessor has informed or advised Lessee. In writing, either previously or by this Lease of the following:
(i) the identify of the Supplier: (ii) that the laws may have rights under the Supply Contract: and (iii) that the Lessee may contact the Supplier fix a description of any such rights Lessee may have under the Supply Contract, 7. LESSOR TERMINATION BEFORE EQUIPMENT ACCEPTANCE. ln within 60 days the data Lessor orders the Equipment. Same has not been delivered, installed and accepted by Lessee (in form satisfactory to Lessor for purposes of This lease Lessor may on I O days' written notice to Losses terminate this Lame and as obligations to Losses.

8. TITLE: PERSONAL PROPERTY. Equipment is, and shall at all times to remain the property of Lessor, and Losses shall have no right, title or interest therein and no right to purchase or Otherwise acquire title 10 or ownership of any of the Equipment. It Lessor supplies Losses with labels indicating that the Equipment is owned by Lessor. Losses shall affix such labels to" keep them in a Prominent piece on the Equipment. Lessee hereby authorizes Lessor to Insert in this Lasso In* serial numbers and other identification data of Equipment when determined by Lessor. Lessee authorizes Lessor, its S4 lessors assigns and lenders to Lessor, to file a carbon photographic or other reproduction of Lease as a Financing statement for the Equipment, and Lessee further appoints Lessor as the Losses's authorized agent lot the sole purpose of executing and filing such other financing statements IS the Lessor shall desks pursuant to the Uniform Commercial Codes. Such filings under the Uniform commercial Code shall not make this a *Secured Transaction* nor after the nature at this Transaction as a "true lease" Laos" agrees to execute and deliver any Statement Or instrument requested by Lessor lot such purpose, and agrees to pay or reimburse Lessor for any searches, filings recordings or stamp to" or taxes arising from the filing or recording any such Instrument or statement. Lessee shall at its expertise protect and defend Lessee title against Oil persons claiming against or through Lessee at all times keeping the Equipment free from any legal process or encumbrance whatsoever Including but not limited to lions. Attachments levies and executions, and shall give Lessor immediate written notice thereof and shall indemnity LESSOR train any loss Caused thereby. Losses shall execute or obtain from third parties and deliver to Lessor upon Lessors request, such further instruments and assurances, as Lessor deems necessary or advisable for the confirmation or perfection at Lessors rights hereunder. Equipment is and shall at all times be and remain, personal property not withstanding that Equipment or any pan Thereof may now be of hereafter became, In any manner affixed or attached to real property or any improvements thereon.

9. CARE, USE AND LOCATION Lessee at its own cost and expense shall maintain and keep the Equipment in good repair condition and working order shall use the Equipment lawfully and shall not after the Equipment without Lassoes prior written consent. Lessee represents that the Equipment shall be used by Lessee solely for business purposes. If the manufacturer of the Equipment has provided Lessee with a Standard maintenance schedule, such schedule will constitute minimum maintenance compliance and Losses, upon request will supply Lessor with evidence of such compliance. The Equipment shall not be removed from the Equipment location shown on the face of this Lease without Lessors written consent. Lessor shall have the right to inspect the Equipment at any reasonable Time, 10. Redelivery. Upon expiration or earlier termination of this Lease or any schedules hereto as to any Equipment. Lessee will return the Equipment freight property, to Lessor in good repair condition and working order, ordinary wear and tear resulting from proper use thereof only excepted in a manner and to a location reasonably designated by the Lessor. If upon such expiration or termination Lessor does not immediately return the Equipment to Lessor. The Equipment shall continue to be hold and Waited hereunder and this Lease shall thereupon be extended indefinitely as to term at the monthly rent with rasped to such Equipment, subject to the right of either the Lessee or the Lessee to terminate this Lease upon thirty (30) days' written notice, whereupon Lessee shall forthwith deliver the Equipment to Lessor as set forth in this paragraph.

11. RISK OF LOSS. Lessee, shall bear all risks of loss of and damage to Equipment from any cause: occurrence of such loss or damage shall not relieve lessee at any obligation hereunder. In the event of loss or damage, Lessee, at it option, provided it is not In default otherwise at Lassoes option, shall: (a) place the damaged Equipment in good repair, corrosion and working order; or (b) replace lost or damaged Equipment with like Equipment in good repair condition and working order with documentation creating clear Title thereto in Lessor; or
(c) pay to Lessor the then present value computed at six (6%) percent per annum of both the unpaid balance of the aggregate rent reserved under this Lease, plus the value of Lassoes anticipated residual interest in The Equipment at the expiration of the lease. Upon Lessors receipt of such payment, Lessee and/or Lessee's insurer shall be entitled to Lessors interest in said gain lot salvage purposes, in its then condition and location, as is without warranty, express or implied. 12. INSURANCE. Lessee shall keep the Equipment insured against all risks of loss or damage from every cause whatsoever for not low than the full replacement value Thereof and Shall carry public liability and property damage insurance covening the Equipment and Its use in a farm and in an amount satisfactory to the Lessor. All such insurance shall be in form and amount and with companies acceptable to Lessor and name lessor its assign" as Loss Payee, as its interest may appear with rasped to Property damage coverage and as additional insured with respect to public liability coverage. Lessee shall pay the premiums therefor and deliver said policies or duplicates thereof or certificates of coverage thereunder, to Lessor, with long form Lander's Loss Payable endorsement upon the policy or policies or by independent instrument that gives Lessor a right 10 thirty (30) days' written notice before the policy Can be altered of cancelled and the right to payment of premium without obligation. Should Losses fail to Provide such insurance coverage, Lessor may obtain coverage for pan or all at the term of This agreement or such caverns protecting interests of Lessor and Leases or &to interest at Lessor only. The proceeds at such Insurance, at the option of Lessee, provided it Is not In default hereunder otherwise at Lessees option, shag be applied (1) toward the replacement, restoration or repair of the Equipment or (fi) toward payment of the obligations of Lessee hereunder. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to make claim lot, receive payment of, and execute and endorse all documents, checks or drafts lot loss or damage under any said Insurance policies. 13. NET LEASE: TAXES. Lessee intends the rental payments hereunder to be not to Lessor, and Lessee shall pay all sales use, excise, stamp, documentary and ad valorem imposed on the Ownership possession or use at the Equipment during the term of this Lease: shall pay so taxes (except Lessors Federal or State net income taxes) imposed on Lessor Or Losses with respect TO the rental payments hereunder and shall reimburse Lessor upon demand for any taxes paid by or advanced by Lessor Unless Lessor otherwise agrees to in writing. Lessor shall file for and Pay all personal property Taxes assessed with respect to the Equipment during the term of this Lease and Losses Shall, upon Lessors demand forthwith reimburse Lessor therefore.

14. Indemnity Losses shall hold lessor harmless from, and defend Lessor against any and all claims, actions, suits, proceedings costs, expenses, damages, and liabilities, including Attorneys lose, arising out of, connected with or resuming from the Equipment or this Lessor, including without limitation, the manufacture Selection, delivery, possession, use, Operation or return of the Equipment, 15. DEFAULT AND REMEDIES It Losses default in any payments required under Its Lease or under any other lease or agreement between Lessor and Lessee or if a position In bankruptcy arrangement, Insolvency or reorganization is filed by or against Lessee or any guarantor at Lessee obligations hereunder, or If Losses or any guarantor of Losses's obligations makes an assignment lot the benefit of creditors, Lessor may, to the extent permitted by law, exercise arty one or more of the following remedies: (a) To declare the entire balance at ford hereunder immediately due and payable as 10 any or all schedules at Equipment covered hereby and to similarly accelerate the balances under any Other leases or agreements between Lessor and Lasso* Grid to sue lot and recover the then present value computed at six (11%) percent per annium of both the unpaid balance of the aggressive from reserved under this Lessee. plus the value of Lassoes anticipated residual Interest In the Equipment at the expiration of the Lease. (b) To require Lessee to assemble all Equipment at Lease's expense, at a place reasonably designated by Lessor. (c) To remove any physical Obstructions; for removal of the Equipment from the Place where the Equipment is located and take possession of any or all Items of Equipment, without demand or notice, wherever same may be located disconnecting and separating at such Equipment from arty other property with or without any count order or pro-taking hearing It being understood that locality of repossession in the event of default is a basis lot the financial accommodation reflected try this Lease, Lessee hereby waives any and all damages Occasioned by such relaxing Lessor may, at its option, use, ship, store, repair or lease, all Equipment so removed and sell or otherwise dispose of any such Equipment at a private or public sale. Lessor may expose Equipment and resell the Equipment at Lessee promises at reasonable business hours without being required to remove the Equipment. In the event Lessor Takes possession at the Equipment Lessor shah give Last" credit for any sums received by Lessor from The a" or rental of the Equipment after deduction at the expenses at safe or rental. Lessee shall also be liable far and shag pay to Lessor (a) all expenses incurred by Lessor in connection with the enforcoments at any at Lassoes remedies Including all expenses at repossessing, storing, shipping, repairing and selling the Equipment (b) reasonable attorney's to" and, (c) Interest on an sums due Lessor from the data 01 default until paid 81 the rate of one and one-half (1 1/2%) percent par month but only to the extent permitted by law. Lessor and lessee acknowledge the difficulty in establishing a value for the unexpired lease term and owing to such difficulty agree that the provisions of this Paragraph represent an agreed measure of damages and are not to be doomed a forfeiture or penalty Lessee understand and agrees that Lessor s primary business is not that of remarketing repossessed equipment, and absent a dew showing of bad faith on the part of Lessor, the fact that a boner price could have been obtained, or that the manner of sale could have yielded a baler price, shall not Serve as defenses in an action by Lessor to recover damages pursuant to this Lease Agreement.

n the event Lessee fails 10 perform any of the Term convenience Or conditions of this Lease other than as Provided above than Lessor` may recover from Losses any loss or damage suffered by Lessor as a result of such failure. Whenever any payment is not made by Lessee when due hereunder, Losses agrees to pay to Lessor, not later than one month thereafter, an amount calculated at the rate of five cents per one dollar of each such delayed payment, as an administrative lea to offset Lessor's collection costs, but only to the extent allowed by law. Such amounts shall be payable in addition to all amounts payable by Lessee as a result of exercise of any of the remedies herein provided. Ali remedies of Lessor hereunder are cumulative are in addition to any other remedies provided for by law, and may, to the extent permitted by law, be exercised concurrently or separately. The exercise of any one remedy shall not be deemed to be an election of such remedy or to produce the exercise at any other tam". No failure on the pan of the Lessor to exercise and no delay in exercising any right or remedy shall operate as a waiver thereof or modify the terms of this Lease. In the event this lessor is determined 10 be a security agreement Lassoes recovery shall in no event exceed the maximum permitted by low. 16. LESSEE~S WAIVERS. To the extent permitted by law, Lessee hereby waives any and all rights and remedies conferred upon a lessee by Sections 2A.508 through 2A-522 of the Uniform Commercial Code in those jurisdictions where Article ZA is in effect. To the extent permitted by law, Lessee also waives any rights now and hereafter conferred by statute or otherwise which may require Lessor to sell. lease or otherwise use the Equipment in mitigation of Lessor's damages as set forth in Paragraph 15 or which may limit or otherwise modify any of Lassoes rights and remedies under Paragraph 15.

17. PERFORMANCE BY LESSOR OF LESSEE'S OBLIGATIONS. In the event Losses fails to comply with any provision of This Lease. Lessor shall have the right but shall not be obligated, to effect such compliance on behalf of Lessee upon ten (10) days prior written not to Lessee. In such event all monies expanded by, and all expenses of Lessor in affecting such compliance shall be doomed to be additional rental, and shall be paid by Lessee to Lessor at the time of the next periodic payment of rent. 18. MISCELLANEOUS. (a) Lessees Assignment: Without Lessor's prior written consent, Loss" shall rot (Q assign, transfer, pledge, hypothecate or otherwise Dispose of the Equipment or any Interest therein, or (10 sublet or lend Equipment or Permit If to be used by anyone other than Lessee or Lessee's employee. (b) Notices - service of ail notice under this Lease and Personal Guaranty it any shall be in writing and shall be sufficient If delivered personality or mailed to the party involved at its respective address sat forth heroin, or such other address as said party may provide In writing from time to time. Any such notice mailed to said address shall be effective when deposited in Ina United States mail, duly addressed and with postage prepaid: except that any notice at change of address shall be sent by either certified or registered mail, or delivered by some other means in which the recipient signs an acknowledgement at receipt. (c) Losses warrants that ail finical and Other information furnish" to Lessor was of the time of delivery true and correct. (d) Further Assurances-Lessee shelf provide Lessor with such interim or annual financial statements as Lessor requests 19. GENERAL- this inures to the benefit at and is binding upon the heirs, legatees personal representatives, successors and assigns of the parties hereto. Time is of the essence of this lease. This Lease contains the entire agreement between lessor and Lessee, and no modification of This Lease shag be effective unless in writing and executed by an executive officer of lessor. A waiver of default shall not be a waiver of arty other or subsequent default. Lessee waives trial by jury in any action by or against Lessor hereunder. If more than one lessee is named in this lease the Liability of own shall be joint and several, in the event any Provision of this Loa" shall be unenforceable then such provision snag be deemed deleted, however, no other provision hereof shag be affected thereby. THIS LEASE SHALL BE BINDING WHEN ACCEPTED IN WRITING BY THE LESSOR IN THE STATE OF FLORIDA AND SHALL BE GOVERNED BY THE LAWS OF THE STATE OF FLORIDA PROVIDED HOWEVER. IN THE EVENT THIS LEASE OR ANY PROVISION HEREOF IS NOT ENFORCEABLE UNDER THE LAWS OF THE STATE OF FLORIDA THEN THE LAWS OF THE STATE WHERE THE EOUIPMENT IS LOCATED SHALL GOVERN THE UNDERSIGNED AGREES THAT IN THE EVENT OF ANY LITIGATION ARISING FROM THE SUBJECT MATTER OF THIS LEASE, THAT SUIT SHALL BE BROUGHT. AT LESSORS OPTION, IN A COURT OF COMPETE NT JURISDIC TION IN EITHER PALM BEACH 0R BROWARD COUNTY FLORIDA NOTHING CONTAINED HEREIN IS INTENDED TO PRECLUDE LESSOR FROM COMMENCING ANY ACTION HEREUNDER IN ANY COURT HAVING JURISDICTION THEREOF.

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